Exhibit 31.1

                        CERTIFICATION PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Dashefsky, certify that :

1. I have reviewed this annual report on Form 10 - KSB of FormCap Corp. for the fiscal year ended December 31, 2007

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report ;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report ;

4. The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures ( as defined in Exchange Act Rules 13a - 15 ( e ) and 15d - 15 ( e )) for the Company and we have :

(a) Designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiary, is made known to us by others within that entity, particularly during the period in which this report is being prepared ;

(b) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation ; and

(c) Disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting ;

5. The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors :

(a) All significant deficiencies in the design or operation of the internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls ; and

(b) Any Fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

Date : March 18, 2008

/s/ Jeffrey Dashefsky
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Jeffrey Dashefsky
President, Chief Executive Officer &
Chief Financial Officer

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